--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                           Media & Telecommunications
--------------------------------------------------------------------------------
                                December 31, 1997
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

MEDIA & TELECOMMUNICATIONS FUND

* Media and telecommunications stocks were strong, outperforming the S&P 500 over the second half of 1997.

* The overall investment environment was benign, characterized by low interest rates, minimal inflation, and good profit growth.

* The fund's returns of 18.69% and 28.05% for the 6- and 12-month periods, respectively, were ahead of the Lipper Science & Technology Funds Average.

*    We  raised  the  portfolio's  component  of  content,   distribution,   and
     international stocks, and lowered exposure to weak technology shares.

* We are cautious about stock returns near term because of high valuations but believe our selection of companies with sound fundamentals will serve investors well over time.

FELLOW SHAREHOLDERS

     Media and telecommunications stocks posted solid results in the second half of 1997 and over the year as a whole. The broad market, represented by the unmanaged Standard & Poor's 500 Stock Index, delivered a less robust return during the last six months but was particularly strong over the 12-month period.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/97                       6 Months          12 Months
--------------------------------------------------------------------------------
Media &
Telecommunications Fund                        18.69%             28.05%
S&P 500                                        10.58              33.36
Lipper Science & Technology
Funds Average                                   2.11               9.63
================================================================================

     Your fund produced an 18.69% gain for the six months ended December 31, 1997, and a 28.05% return for the year. Content and distribution stocks were especially strong in recent months, while technology stocks in general were volatile underperformers. This accounted for the fund's favorable returns versus the Lipper Science & Technology Funds Average, as shown in the table. Fund returns surpassed the S&P 500 during the second half but trailed it during the full year.

DIVIDEND DISTRIBUTION

     On December 26, 1997, your Board of Directors declared a long-term capital gain distribution of $2.02 per share, largely the result of asset sales to meet redemptions when the fund converted to open-end status in July. The distribution was paid on December 30 to shareholders of record on December 26. You should already have received your check or statement reflecting this distribution, as well as Form 1099-DIV summarizing this information for 1997 tax purposes.

MARKET ENVIRONMENT

     For the U.S. stock market, 1997 was surprisingly strong in that both the Dow Jones Industrial Average and S&P 500 posted an unprecedented third consecutive year of returns in excess of 20%. The investment environment remained benign with declining interest rates, minimal inflation, and decent overall corporate profit growth.

     As we enter 1998, the investment climate is mixed. On the negative side, valuations are at the high end of historical ranges, which is not surprising given the advances of the past three years. While the long-term implications are difficult to predict, Asia's economic problems seem likely to have some negative impact on Western economies. On the positive side of the equation, real interest rates are low, and the Federal Reserve is likely to remain accommodative as long as inflation is not a threat.

     The performance of media and telecommunications stocks is driven more by developments specific to the sector than by overall market valuations and trends. This was evident in the second half of 1997. Distribution stocks continued to be strong, especially in the cable TV sector where MICROSOFT'S mid-year $1 billion investment in COMCAST was followed by the first commercial launches of advanced voice, video, and data services. Distribution and content stocks also benefited from their heavy dependence on the U.S. economy as investors sought refuge from Asian economic turmoil.

     Merger and  acquisition  activity  remained  robust in a number of sectors.
WORLDCOM made the winning bid for MCI by topping offers from British Telecommunications and GTE in one of the highest- profile deals of the year. The broadcasting and outdoor advertising sectors continued to consolidate with the acquisitions of Americ an RADIO SYSTEMS and UNIVERSAL OUTDOOR HOLDINGS by CBS and Clear Channel Communications, respectively.

     The U.S. advertising market remained remarkably strong in the second half, helping to fuel sound performances in both the content and distribution sectors. Technology stocks generally underperformed as concern about slowing profit growth for several leading companies was compounded by uncertainty about the Asian economic situation.

     The performance of media and telecommunications stocks for the whole of 1997 was largely a reversal of 1996. After spending 1996 in the doghouse, cable and entertainment stocks were among the best-performing sectors. Numerous factors drove this turnabout, including the positive psychological boost provided by Microsoft's Comcast investment, the initial deployment of advanced services by cable companies, and the number of high-profile merger transactions such as SBC/Pacific Telesis, Nynex/Bell Atlantic, and the previously mentioned WorldCom/MCI deal.

PERFORMANCE REVIEW

     [Sector Allocation Pie chart showing Content 31%, Distribution 32%, Technology 16%, International 14%, Other and Reserves 7%, shown here.]

     We continue to use secular themes as guides in the investment process but select securities on an individual, bottom-up basis. The overall media and telecommunications industry is dynamic, which leads us to continually reassess our expectations against changes in underlying fundamental factors.

     The secular themes we attempt to exploit are largely unchanged and include:

* The increased use of wireless distribution systems for voice, video, and data transmission, which should be favorable for such fund holdings as PANAMSAT, LM ERICSSON, and NOKIA.

* The growth in electronic commerce and entertainment, which should benefit AMERICA ONLINE, E*TRADE, and STERLING COMMERCE.

* The global demand for quality entertainment, which should drive demand for products from DISNEY and TIME WARNER.

* The consolidation of the broadcasting and outdoor advertising industries, which is being led by companies such as CBS, JACOR COMMUNICATIONS, and OUTDOOR SYSTEMS.

*    The  increasing   pervasiveness   of  technology  in   communications   and
     entertainment, which should benefit ANALOG DEVICES, MAXIM INTEGRATED PRODUCTS, and XILINX.

* Growth in networked communications infrastructure, which should continue to drive demand for products from CISCO SYSTEMS, CIENA, and SECURITY DYNAMICS TECHNOLOGIES.

     We adjusted the fund's sector diversification in the second half. The percentage of assets invested in the content sector increased from 22% at the end of June to 31% on December 31; distribution stocks rose from 19% to 32%; technology fell from 17% to 16%; international investments rose from 11% to 14%; and reserves and other assets decreased from 31% to 7% at the end of the year. The drop in reserves was consistent with our expectations when the fund became open-end in July. One of the fund's private investments, CELCORE COMMUNICATIONS, was acquired in December. No additional private company investments were made in the second half.

     We initiated positions in magazine publishers MEREDITH, CMP MEDIA, and THE PETERSEN COMPANIES, and eliminated GOLDEN BOOKS FAMILY ENTERTAINMENT and HOUGHTON MIFFLIN. We modestly increased information-related holdings due to strong stock performances and initiated a position in E*TRADE, a leader in on-line financial services. The content sector performed well during the past six months. Major contributors included CENDANT (the merged entity of CUC International and HFS), America Online, and TELE-COMM LIBERTY MEDIA. However, there were laggards in the group as well, including FIRST DATA and Golden Books Family Entertainment.

     Distribution holdings experienced only a minor change in the second half. We initiated no new positions and sold American Radio Systems, a major radio station operator, after the company announced its sale to CBS. This sector contributed significantly to second-half performance. Major holdings included outdoor advertisers Outdoor Systems, LAMAR ADVERTISING, and Universal Outdoor Holdings, which agreed to be acquired by Clear Channel Communications. Cable TV system operators Comcast and COX COMMUNICATIONS were also significant contributors.

     Technology holdings declined as a percentage of assets due to selective sales and generally weak performance. We initiated positions in NETWORK ASSOCIATES, a leading provider of antivirus and network management software, and CIENA, a leading provider of optical telecommunications equipment. Positions were eliminated in ASCEND COMMUNICATIONS, 3COM, and ORACLE due to weakening fundamentals.

     On the international front, we established new positions in several stocks, including Nokia, a major provider of cellular handsets and infrastructure, TV AZTECA, the second largest television broadcaster in Mexico, and METRONET
COMMUNICATIONS, a competitive Canadian telephone service provider. Major international contributors in the second half of 1997 were cellular providers VODAFONE and CELLULAR COMMUNICATIONS INTERNATIONAL. Laggards included FLEXTECH and Nokia.

INVESTMENT OUTLOOK

     The sentiment surrounding media and telecommunications stocks tends to be more volatile than their underlying fundamentals. Our objective is to ignore sentiment when assessing a company's prospects and to use it as a guide in the stock selection process.

     Our industries have evolved largely as we had expected over the past year, while investor sentiment rebounded more than anticipated. As we entered 1998, we were encouraged by many of the fundamental factors influencing media and telecommunications companies. After years of fits and starts, advanced voice, video, and data services are being deployed gradually across the U.S. and in some international markets. The advertising cycle is aging but remains remarkably strong. Interest rates are low and financial resources plentiful. The regulatory environment is generally benign but could become challenging as an FCC commission assumes power and politicians search for issues in an election year.

==============================
 .  .  .   investor   sentiment
rebounded       more      than
anticipated.
------------------------------

     As was the case a year ago, the new year begins with promise and uncertainty. We continue to expect technological advances, especially the deployment of high-speed, wide-bandwidth networks, to affect the way we communicate, educate, and conduct business. We expect these changes to be evolutionary but also profound, and anticipate that investor sentiment will continue to be more volatile than fundamentals. While investor sentiment toward media and telecommunications stocks has not reached the speculative excesses of 1993, it is decidedly more positive than 12 months ago, and valuations have moved to the upper end of historical ranges. This has made us more cautious over the near term, but our long-term approach of investing in companies with superior growth prospects, good business models, strong management, and solid financial resources remains unchanged.

     Once again, we would like to thank you for your continuing support and reaffirm our commitment to seizing long-term wealth-building opportunities on your behalf.

Respectfully submitted,

/s/

Brian D. Stansky
Chairman of the Investment Advisory Committee
January 20, 1998

T. Rowe Price Media & Telecommunications Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/97
--------------------------------------------------------------------------------
Outdoor Systems ................................................            3.6%
Universal Outdoor Holdings .....................................            3.1
Cox Communications .............................................            2.8
Cendant ........................................................            2.8
Sterling Commerce ..............................................            2.6
Tele-Comm Liberty Media ........................................            2.4
Jacor Communications ...........................................            2.4
Lamar Advertising ..............................................            2.4
Comcast ........................................................            2.2
BMC Software ...................................................            2.2
SmarTalk TeleServices ..........................................            2.1
Cellular Communications International ..........................            2.1
America Online .................................................            2.0
Gartner Group ..................................................            2.0
Time Warner ....................................................            1.9
Disney .........................................................            1.8
Maxim Integrated Products ......................................            1.8
Analog Devices .................................................            1.8
New York Times .................................................            1.7
E*Trade ........................................................            1.7
Central European Media Enterprises .............................            1.7
A. H. Belo .....................................................            1.7
CBS ............................................................            1.6
Synopsys .......................................................            1.6
Vodafone .......................................................            1.6
--------------------------------------------------------------------------------
Total ..........................................................           53.6%
================================================================================

T. Rowe Price Media & Telecommunications Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/97

Ten Best Contributors
--------------------------------------------------------------------------------
Outdoor Systems ........................................................   24c
Cox Communications .....................................................   21
Universal Outdoor Holdings .............................................   20
America Online .........................................................   18
Tele-Comm Liberty Media 15
Lamar Advertising ......................................................   15
Jacor Communications ...................................................   14
Pegasus Communications .................................................   14
Cendant ................................................................   13
Comcast ................................................................   13
--------------------------------------------------------------------------------
Total ..................................................................  167c

Ten Worst Contributors
--------------------------------------------------------------------------------
First Data .............................................................  -13c
3Com ** ................................................................    8
Ascend Communications ** ...............................................    7
Xilinx .................................................................    5
CMP Media * ............................................................    5
FlexTech ...............................................................    4
Nokia * ................................................................    3
Corning ** .............................................................    3
Golden Books Financing ** ..............................................    3
Paging Network .........................................................    2
--------------------------------------------------------------------------------
Total ..................................................................  -53c

12 Months Ended 12/31/97

Ten Best Contributors
--------------------------------------------------------------------------------
Outdoor Systems ........................................................   36c
America Online .........................................................   35
Universal Outdoor Holdings .............................................   28
Jacor Communications ...................................................   24
Tele-Comm Liberty Media 21
Cox Communications .....................................................   21
Lamar Advertising ......................................................   16
Cendant ................................................................   16
Time Warner ............................................................   16
Cellular Communications International ..................................   16
Total ..................................................................  229c

Ten Worst Contributors
--------------------------------------------------------------------------------
3Com ** ................................................................  -27c
FORE Systems ** ........................................................   14
Scholastic ** ..........................................................   14
Shiva ** ...............................................................   12
Ascend Communications ** ...............................................   12
Cascade Communications ** ..............................................   11
Reader's Digest ** .....................................................    9
Omnipoint ** ...........................................................    9
Macromedia ** ..........................................................    8
First Data .............................................................    7
--------------------------------------------------------------------------------
Total .................................................................. -123c

*    Position added
**   Position eliminated
================================================================================

T. Rowe Price Media & Telecommunications Fund
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Media & Telecommunications Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                               Since   Inception
Periods Ended 12/31/97                 1 Year    3 Year    Inception        Date
--------------------------------------------------------------------------------
Media & Telecommunications Fund        28.05%    23.14%       15.00%    10/13/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/25/97 and operates under a different expense structure.
================================================================================

T. Rowe Price Media & Telecommunications Fund
================================================================================
                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
        Year                            10/13/93
        Ended                           Through
                                                       12/31/97          12/31/96        12/31/95        12/31/94        12/31/93
NET ASSET VALUE
Beginning of period ...........................   $       15.22     $       17.99     $     13.44     $     13.57     $     13.93
Investment activities
        Net investment income .................           (0.01)            (0.11)          (0.04)          (0.01)           0.01
        Net realized and unrealized gain (loss)            4.22              0.36            5.79           (0.11)          (0.37)
        Total from investment activities ......            4.21              0.25            5.75           (0.12)          (0.36)
Distributions
        Net investment income .................            --                --             (0.07)          (0.01)             --
        Net realized gain .....................           (2.05)            (3.09)          (1.13)           --                --
        Total distributions ...................           (2.05)            (3.09)          (1.20)          (0.01)             --
Share repurchases .............................            0.02              0.07              --              --              --
NET ASSET VALUE
 End of Period ................................   $       17.40     $       15.22     $     17.99     $     13.44     $     13.57
Ratios/Supplemental Data
Total return ~ ................................           28.05%             1.78%          43.29%          (0.90)%         (2.58)%
Ratio of expenses to average net assets .......            1.21%             1.22%           1.25%           1.35%           1.30%+
Ratio of net investment income to
average net assets ............................           (0.06)%           (0.55)%         (0.25)%         (0.15)%          0.24%+
Portfolio turnover rate .......................            38.6%            102.9%          118.9%          133.9%           58.7%+
Average commission rate paid ..................   $      0.0417     $      0.0487              --              --              --
Net assets, end of period (in thousands) ......   $     133,913     $     222,556     $   268,782     $   200,996     $   202,911
====================================================================================================================================

+    Annualized.
~    Based on net asset value, for periods prior and subsequent to conversion to open-end status on 7/25/97.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Media & Telecommunications Fund
================================================================================
                                                               December 31, 1997
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                           Shares/Par      Value
                                                                    In thousands

Common Stocks  93.3%

CONTENT  31.6%
A. H. Belo (Class A) ..................................     40,000      $  2,245
America Online * ......................................     30,000         2,676
Cendant * .............................................    110,000         3,781
CMP Media * ...........................................     66,700         1,151
Disney ................................................     25,000         2,477
DST Systems * .........................................     40,000         1,707
E*TRADE * .............................................    100,000         2,303
First Data ............................................     60,000         1,755
Gartner Group (Class A) * .............................     70,000         2,612
Knight-Ridder .........................................     25,000         1,300
Meredith ..............................................     60,000         2,141
New York Times (Class A) ..............................     35,000         2,314
Omnicom ...............................................     50,000         2,119
Sterling Commerce * ...................................     90,000         3,459
Tele-Comm Liberty Media (Series A) * ..................     90,000         3,271
The Petersen Companies (Class A) * ....................     50,000         1,150
Time Warner ...........................................     40,000         2,480
Tribune ...............................................     25,000         1,556
Valassis Communications * .............................     50,000         1,850
Total Content .........................................                   42,347

DISTRIBUTION  31.7%
BHC Communications (Class A) ..........................     10,000         1,303
CBS ...................................................     75,000         2,208
Comcast (Class A Special) .............................     95,000         2,996
Cox Communications (Class A) * ........................     95,000         3,806
Jacor Communications * ................................     60,000         3,191
Lamar Advertising * ...................................     80,000         3,190
MCI ...................................................     15,000           643
Metro Networks * ......................................     65,000         2,169
Outdoor Systems * .....................................    125,000         4,797
Paging Network * ......................................    200,000         2,156
PanAmSat * ............................................     45,382         1,960
Pegasus Communications * ..............................     95,000         1,953
Sinclair Broadcast Group (Class A) ....................     40,000         1,853
SmarTalk TeleServices * ...............................    125,000         2,855
Universal Outdoor Holdings * ..........................     80,000         4,170
WorldCom ..............................................     40,000         1,211
Young Broadcasting (Class A) * ........................     50,000         1,959
Total Distribution ....................................                   42,420

TECHNOLOGY  15.7%
Analog Devices * ......................................     85,000      $  2,354
BMC Software * ........................................     45,000         2,950
Ciena * ...............................................     20,000         1,225
Cisco Systems * .......................................     37,500         2,093
Intel .................................................     20,000         1,404
Maxim Integrated Products * ...........................     70,000         2,419
Microsoft * ...........................................     15,000         1,938
Network Associates * ..................................     30,000         1,584
Security Dynamics Technologies * ......................     50,000         1,791
Synopsys * ............................................     61,200         2,184
Xilinx * ..............................................     30,000         1,050
Total Technology ......................................                   20,992

INTERNATIONAL  14.3%
Cellular Communications International * ...............     60,000         2,805
Central European Media Enterprises (Class A) * ........     90,000         2,272
FlexTech (GBP) * ......................................    125,000         1,072
Getty Communications ADR * ............................    125,000         1,867
Grupo Iusacell (Series D) ADR * .......................    140,000         2,135
LM Ericsson (Class B) ADR .............................     37,700         1,408
MetroNet Communications * .............................     75,000         1,273
Nokia ADR .............................................     30,000         2,100
Scandinavian Broadcasting Systems * ...................     50,000         1,212
TV Azteca ADR * .......................................     40,000           903
Vodafone ADR ..........................................     30,000         2,175
Total International ...................................                   19,222

Total Common Stocks (Cost  $80,803) ...................                  124,981

Preferred Stocks  0.5%
Crystal Dynamics (Series D) * .........................    166,667           625

Total Preferred Stocks (Cost  $1,250) .................                      625

Short-Term Investments  6.6%
Money Market Funds  6.6%
Government Reserve Investment Fund, 5.55% # ...........  8,804,982         8,805

Total Short-Term Investments (Cost  $8,805) ...........                    8,805

Total Investments in Securities
100.4% of Net Assets (Cost $90,858) ...................                $ 134,411

Other Assets Less Liabilities .........................                    (498)

NET ASSETS ............................................                $ 133,913

Net Assets Consist of:
Accumulated net realized gain/loss -
net of distributions ..................................                    3,031
Net unrealized gain (loss) ............................                   43,553
Paid-in-capital applicable to 7,696,080
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized ..........                   87,329

NET ASSETS ............................................                $ 133,913

NET ASSET VALUE PER SHARE .............................                  $ 17.40

#    Seven-day yield
*    Non-income producing
ADR  American Depository Receipt
GBP  British sterling

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Media & Telecommunications Fund
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/97
Investment Income
Income
    Interest ...................................................       $  1,615
    Dividend ...................................................            514
    Total income ...............................................          2,129
Expenses
    Investment management ......................................          1,783
    Shareholder servicing ......................................            130
    Custody and accounting .....................................            106
    Legal and audit ............................................             63
    Prospectus and shareholder reports .........................             47
    Proxy and annual meeting ...................................             42
    Directors ..................................................             11
    Registration ...............................................              4
    Miscellaneous ..............................................             47
    Total expenses .............................................          2,233
Net investment income ..........................................           (104)
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Securities .................................................         19,129
    Futures ....................................................          5,938
    Foreign currency transactions ..............................            (19)
    Net realized gain (loss) ...................................         25,048
Change in net unrealized gain or loss on securities ............         20,649
Net realized and unrealized gain (loss) ........................         45,697
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .........................................       $ 45,593

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Media & Telecommunications Fund
====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                        Year
                                                                                                       Ended
                                                                                                    12/31/97               12/31/96
Increase (Decrease) in Net Assets
Operations
        Net investment income ........................................................             $    (104)             $  (1,535)
        Net realized gain (loss) .....................................................                25,048                 31,863
        Change in net unrealized gain or loss ........................................                20,649                (26,626)
        Increase (decrease) in net assets from operations ............................                45,593                  3,702
Distributions to shareholders
        Net realized gain ............................................................               (14,928)               (45,196)
Capital share transactions *
        Shares sold ..................................................................                25,052                     --
        Distributions reinvested .....................................................                 9,488                     --
        Shares redeemed ..............................................................              (152,257)                    --
        Shares repurchased ...........................................................                (1,591)                (4,732)
        Increase (decrease) in net assets from capital
        share transactions ...........................................................              (119,308)                (4,732)
Net Assets
Increase (decrease) during period ....................................................               (88,643)               (46,226)
Beginning of period ..................................................................               222,556                268,782
End of period ........................................................................             $ 133,913              $ 222,556
*Share information
        Shares sold ..................................................................                 1,398                     --
        Distributions reinvested .....................................................                   554                     --
        Shares redeemed ..............................................................                (8,757)                    --
        Shares repurchased ...........................................................                  (126)                  (310)
        Increase (decrease) in shares outstanding ....................................                (6,931)                  (310)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Media & Telecommunications Fund
================================================================================
                                                               December 31, 1997
================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 13, 1993. Prior to July 25, 1997, the name of the fund was New Age Media Fund, Inc.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $59,863,000 and $193,914,000, respectively, for the year ended December 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================
Undistributed net investment income                                 $   104,000
Undistributed net realized gain                                      (3,665,000)
Paid-in-capital                                                       3,561,000
--------------------------------------------------------------------------------

     At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $90,858,000, and net unrealized gain aggregated $43,553,000, of which $45,087,000 related to appreciated investments and $1,534,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $77,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group. Prior to the fund's conversion to open-end status, its management fee was computed weekly and paid monthly at an annual rate of 1.10% of the fund's weekly net assets.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $150,000 for the year ended December 31, 1997, of which $26,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $250,000 and are reflected as interest income in the accompanying Statement of Operations.

NOTE 5 - FUND CONVERSION TO OPEN-END STATUS

     Pursuant to shareholder approval, the fund converted to an open-end management investment company effective July 25, 1997. The primary effect of the conversion is that fund shares are now redeemable, and are offered for sale, by the fund on a continuous basis at per-share net asset value. Prior to the conversion, the fund made repurchases of its shares in the open market at a discount from the net asset value, which had the effect of increasing the net asset value per share of the remaining shares outstanding.

T. Rowe Price Media & Telecommunications Fund
================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Media & Telecommunications Fund, Inc. (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998


T. Rowe Price Media & Telecommunications Fund
================================================================================
Tax Information (Unaudited) for the Tax Year Ended 12/31/97
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

*    $356,000 from short-term capital gains, and

* $18,257,000 from long-term capital gains; of which $5,290,000 was subject to the 20% rate gains category.

For corporate shareholders, 74% of the fund's distributed short-term capital gains qualified for the dividends-received deduction.
--------------------------------------------------------------------------------

T. Rowe Price Shareholder Services
================================================================================
INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   OPTIONS   Reinvest   all,   some,   or   none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including  Tele*AccessRegistration Mark and
          T. Rowe Price OnLine.

          DISCOUNT BROKERAGE*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

          INVESTMENT INFORMATION

          COMBINED STATEMENT Overview of your T. Rowe Price accounts.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS Educational reports on investment strategies and financial markets.

          INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value**
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL

Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal Strategy   Balanced
Personal   Strategy   Growth
Personal   Strategy  Income
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
**   Closed to new investors.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Media & Telecommunications Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F21-050  12/31/97